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                                                                   Exhibit 10.18
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                                Amendment No. 5
                                    to the
                   AMETEK, Inc. 1981 Employees' Nonqualified
                Stock Option and Stock Appreciation Rights Plan

          WHEREAS, AMETEK, Inc. (the "Corporation") has adopted the AMETEK, Inc. 1981 Employees' Nonqualified Stock Option and Stock Appreciation Rights Plan (the "Plan"); and

          WHEREAS, Section 16 of the Plan permits the Corporation to amend the Plan; and
          WHEREAS, the Corporation now desires to amend the Plan in certain respects;
          NOW THEREFORE, the Plan is hereby amended as follows:

          1. The first sentence of Section 13 of the Plan is amended to read, in its entirety, as follows:

          "If a holder of an Option and/or Rights shall voluntarily or involuntarily leave the employ of the Corporation and its Affiliates, the Option and Rights of such holder shall terminate forthwith, except that the holder shall have until the expiration of 3 months (3 business days in the case of Incentive Stock Options granted before November 20, 1996)from the cessation of the holder's employment with the Corporation and its Affiliates (without regard to any period of severance) to exercise any unexercised Option and/or Rights the holder could have exercised on the day on which he left the employ of the Corporation and Affiliates."
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          2.  The provisions of this Amendment No. 5 shall be effective for terminations occurring on and after November 20, 1996.

          IN WITNESS WHEREOF, AMETEK has caused these presents to be executed, in its corporate name, by its duly authorized officer, and its corporate seal to be affixed on this 12th day of December, 1996.


                                   AMETEK, Inc.

                                   By: /s/ Robert W. Yannarell
                                       ------------------------
                                       Robert W. Yannarell

Attest:

/s/ Donna F. Winquist
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Donna F. Winquist
(Seal)